                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated June 29, 2001 included in Gadzoox Networks, Inc.'s Annual Report on Form 10-K/A for the fiscal year ended March 31, 2001 and to all references to our Firm included in this registration statement.


                                           /s/ Arthur Andersen LLP
                                        -------------------------------------
                                        Arthur Andersen LLP

San Jose, California
February 25, 2002